EXHIBIT 24


                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints K. Bruce Lauritsen and R.J. Klosterman, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may all fully do or cause to be done by virtue hereof.


DATE                                                          SIGNATURE/TITLE

Date:       September 30, 2003                           /s/ L. Bruce Boylen
            --------------------    ------------------------------------------------------------
                                                           L. Bruce Boylen
                                              Chairman, Board of Directors and Director

Date:       September 30, 2003                         /s / K. Bruce Lauritsen
            --------------------    ------------------------------------------------------------
                                                          K. Bruce Lauritsen
                                         Director, Principal Executive Officer and President

Date:       September 30, 2003                          /s/ Edward J. Monaghan
            --------------------    ------------------------------------------------------------
                                                          Edward J. Monaghan
                                                               Director

Date:       September 30, 2003                         /s/ James R. Richardson
            --------------------    ------------------------------------------------------------
                                                         James R. Richardson
                                                               Director

Date:       September 30, 2003                           /s/ R.J. Klosterman
            --------------------    ------------------------------------------------------------
                                                           R.J. Klosterman
                                            Chief Financial Officer and Principal Financial
                                               Officer and Principal Accounting Officer

Date:       September 30, 2003                          /s/ Jeffery T. Bertsch
            --------------------    ------------------------------------------------------------
                                                          Jeffery T. Bertsch
                                                               Director

Date:       September 30, 2003                          /s/ Patrick M. Crahan
            --------------------    ------------------------------------------------------------
                                                          Patrick M. Crahan
                                                               Director

Date:       September 30, 2003                          /s/ Thomas E. Holloran
            --------------------    ------------------------------------------------------------
                                                          Thomas E. Holloran
                                                               Director

Date:       September 30, 2003                           /s/ Marvin M. Stern
            --------------------    ------------------------------------------------------------
                                                           Marvin M. Stern
                                                               Director

Date:       September 30, 2003                            /s/ Lynn J. Davis
            --------------------    ------------------------------------------------------------
                                                            Lynn J. Davis
                                                               Director

Date:       September 30, 2003                            /s/ Eric S. Rangen
            --------------------    ------------------------------------------------------------
                                                            Eric S. Rangen
                                                               Director

Date:       September 30, 2003                          /s/ Robert E. Deignan
            --------------------    ------------------------------------------------------------
                                                          Robert E. Deignan
                                                              Director